EXHIBIT 10.4

              SUPPLEMENT TO STOCKHOLDERS' AGREEMENT

     Amendment No. 1 dated as of October 29, 1997 to the
Stockholders' Agreement dated as of March 12, 1993 (the
"Stockholders' Agreement") among Norton Garfinkle, The G/N
Garfinkle Trust, Bruce F. Failing, Jr., The Failing Trust, and
Elizabeth Z. Failing.

                      W I T N E S S E T H:

     WHEREAS, the parties hereto are parties to the Stockholders'
Agreement whereunder they have agreed to certain rights and restrictions with respect to the common stock, $.01 par value, of Electronic Retailing Systems International, Inc., a Delaware corporation (the "Company"), held thereby, as well as certain other obligations with respect to the Company; and

     WHEREAS, the Company is contemporaneously herewith entering into a combination agreement dated this date (the "Combination Agreement") with Telepanel Systems Inc., pursuant to Section 4.15 of which certain corporate governance arrangements are contemplated effective at the Effective Time (as defined thereunder); and

     WHEREAS, in furtherance of the Combination Agreement, effective at the Effective Time, the parties hereto desire to modify certain terms of the Stockholders' Agreement in accordance with this Amendment No. 1;

     NOW, THEREFORE, in consideration of the mutual premises and agreements hereinafter set forth, the parties hereto hereby agree as follows:

1. Effective at the Effective Time and until the second anniversary thereof, section 5 of the Stockholders' Agreement is hereby amended by deleting the references to "7" and "6" therein and inserting in lieu thereof references to "9" and "5", respectively.

2.   Except as set forth or amended herein, the Stockholders'
     Agreement shall remain in full force and effect, without waiver of or abridgment of any rights of any party, and continue to bind the parties hereto.

3. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.






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     IN WITNESS WHEREOF, the parties have executed this Amendment
No. 1 as of the date first above written.

                                   GARFINKLE LIMITED PARTNERSHIP I

                                   By: G.F. Management Corp.


s/Norton Garfinkle                 By s/Norton Garfinkle
---------------------------          -----------------------------
Norton Garfinkle

THE G/N GARFINKLE TRUST            GARFINKLE LIMITED PARTNERSHIP II

                                   By: G.F. Management Corp.


By s/Norton Garfinkle              By s/Norton Garfinkle
  -------------------------          -----------------------------
  Norton Garfinkle, Trustee


s/Bruce F. Failing, Jr.
---------------------------
Bruce F. Failing, Jr.


THE FAILING TRUST


By s/Leigh Q. Failing
  -------------------------
  Leigh Q. Failing


By s/Elizabeth F. Failing
  -------------------------
  Elizabeth F. Failing


s/Elizabeth Z. Failing
---------------------------
Elizabeth Z. Failing